Exhibit 10.2

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

AMENDMENT NO. 4 TO THE

XBOX ONE PUBLISHER LICENSE AGREEMENT

(MOQ, TERM, SIMSHIP, VARIOUS INCENTIVE PROGRAMS, AND XPA)

This Amendment to the Xbox One Publisher License Agreement (this “Amendment”) is effective as of December 15, 2016 (the “Amendment Effective Date”) by and between Microsoft Corporation, a Washington corporation (“Microsoft”), and Take-Two Interactive Software, Inc. a Delaware corporation, (“Publisher”), and amends and supplements that certain Xbox One Publisher License Agreement between the parties dated as of October 1, 2013, as amended (the “Xbox One PLA”).

RECITALS

A.            Microsoft or its affiliates provide a family of computer game and entertainment systems, including the Xbox One, Xbox One S, Xbox One Scorpio and their successors and variants (collectively, “Xbox One”), and an associated proprietary online service (“Xbox Live”).

B.            Publisher is a game developer and publisher of software for computer game and entertainment systems. Publisher intends to develop and/or publish software products for Xbox One on the terms in the Xbox One PLA.

C.            The parties now wish to amend certain terms of the Xbox One PLA as set forth below.

Accordingly, for and in consideration of the mutual covenants and conditions contained herein, and for other good and valuable consideration, receipt of which each party hereby acknowledges, Microsoft and Publisher agree as follows:

1.                                      Definitions.  Unless defined in this Amendment, capitalized terms shall have the same meanings as those ascribed to them in the Xbox One PLA.  The following definition is hereby deleted and replaced with:

2.17  “Competitive Platforms” means: (1) any video game platform other than Xbox 360 or Xbox One that is available now or in the future [***] (2) mobile phone, portable device, and smart or connected TV applications that support HDTV output (resolution of at least 720p); and (3) any general use personal computers (including touch-based tablets) to the extent they emulate any of the foregoing.

2.                                      Samples.  Section 7.4 of the Xbox One PLA shall be deleted in its entirety and replaced with the following:

7.4   Samples.  For each Software Title published under this Agreement, Publisher will provide a reasonable number of samples (as per the Publisher Guide, but not to exceed [***] FPU copies and [***] DFU copies per Software Title per Sales Territory in which the Software Title will be Commercially Released, and no more than [***] samples of any “Special” or “Limited” edition versions). Microsoft may use such samples for [***]. Any use of such samples for marketing use will be subject to Section 10.5. Publisher will [***] for such [***] samples [***]. Publisher will [***] with respect to [***] as authorized under this Section 7.4.

3.                                      Minimum Order Quantities.  Section 7.10 of the Xbox One PLA shall be deleted in its entirety and replaced with the following:

7.10                        Minimum order quantities.  [***], Publisher’s first FPU order for a Software Title must at least meet the full minimum order quantities (“MOQs”) as described below and in the Publisher Guide. Microsoft may update and revise the MOQs [***], which will be effective starting the following [***]. Current MOQs are set forth in Table 1 below. Publisher must meet MOQs independently for each Sales Territory. For example, if an FPU is released in both the North American Sales Territory and the European Sales Territory, Publisher must place orders to manufacture: (1) at least [***] FPUs for sale in the North American Sales Territory, and (2) at least [***] FPUs for sale in the European Sales Territory.  Furthermore, within the MOQ for a Sales Territory, separate language SKUs may be aggregated to meet the Sales Territory MOQ.  For example, Publisher will meet the European Sales Territory MOQ if it manufactures at least [***] English-language FPUs and [***] Spanish-language FPUs for a total of at least [***] FPUs. For clarity, [***]

Table 1: Minimum Order Quantities

Sales Territory	Per FPU
North American Sales Territory	[***]
European Sales Territory	[***]
Japan Sales Territory	[***]
Asian Sales Territory	[***]
Australian Sales Territory	[***]
South American Sales Territory	[***]

4.                                      Payment for MOQ shortfall.  Section 7.10.1 of the Xbox One PLA shall be deleted in its entirety and replaced with the following:

7.10.1              Payment for MOQ shortfall.  On a Software Title by Software Title basis, if Publisher fails to satisfy any of the MOQ requirements set forth in Section 7.10 within [***] days after the date the FPUs are first manufactured by an Authorized Replicator for distribution in a given Sales Territory, Publisher shall, within [***], pay Microsoft a royalty equal to [***]. In the event Publisher has a credit with respect to any Software Title, Microsoft may apply such credit toward an MOQ shortfall for any Software Title upon notice to Publisher (email shall suffice).

5.                                      Simship with Competitive Platforms.  A new subsection 9.5 shall be added to the Xbox One PLA:

9.5                               Software Title hardware feature updates [***]. Subject to hardware limitations, and announce/availability of development tools [***] with respect to any hardware feature updates made to a Competitive Platform version of a Software Title (e.g., HDR, spatial audio), that are available for Competitive Platform versions, Publisher will [***].  As used in this Section 9.5, “simultaneously” means within [***] If Publisher is unable to release [***] due solely to availability of the Xbox One development tools, the parties will work together in good faith to determine a mutually agreeable [***]. The parties will work together in good faith to address any [***].

6.                                      Term.  Section 20.1 of the Xbox One PLA shall be deleted in its entirety and replaced with the following:

MICROSOFT CONFIDENTIAL

AMENDMENT NO. 4 TO THE XBOX ONE PLA (2016)

20.1                        Term.  The term of this Agreement shall commence on the Effective Date and shall continue until March 31, 2018 (“Initial Term”). This Agreement shall automatically renew for successive periods of one (1) year (each a “Renewal Term”) unless and until either party gives the other notice of non-renewal no less than [***] days prior to the end of the Initial Term or then-current Renewal Term, as applicable (the Initial Term together with each Renewal Term (if any), the “Term”). If either party gives the other notice of non-renewal in accordance with this Section 20.1, the parties will agree on a plan to allow End Users who purchase Xbox Live-enabled Software Titles near the expiration date of this Agreement to access and use the Digital Content of such Software Titles on Xbox Live for a commercially reasonable time after this Agreement’s expiration.

7.                                      Asian Language Localization Incentive.  Beginning January 1, 2017, Section 1.6 of Exhibit 1 of the Xbox One PLA shall be deleted in its entirety and replaced with the following:

1.6                               Asian Language Localization Incentive Program.  As of January 1, 2017, and continuing for the duration of the Term (unless otherwise terminated earlier by written notice to Publisher), a Software Title that is Commercially Released in the Asian Sales Territory and that meets the requirements set forth in this Section 1.6 will qualify for a reduced royalty rate under Table 3.2 of Section 1.6.3 of this Exhibit 1.

1.6.1                     [***]:

(i)                                    [***];

(ii)                                [***];

(iii)                            [***].

1.6.2                     [***]: A Software Title qualifies for [***], in addition to meeting all the [***] qualifications in Section 1.6.1[***].

1.6.3                     Asian Language Localization Incentive Platform Royalty.  For up to [***] FPUs manufactured under the Asian Language Localization Incentive Program, Publisher will pay to Microsoft nonrefundable royalties per Table 3.2 of this Exhibit 1.  To determine the applicable royalty rate, [***].

Table 3.2:  Asian Language Localization Program Tier Discounts

	Asian WSP	Standard Software Title Royalty Rate	[***]	[***]
Tier 1	[***]	[***]	[***]	[***]
Tier 2	[***]	[***]	[***]	[***]
Tier 3	[***]	[***]	[***]	[***]
Tier 4	[***]	[***]	[***]	[***]
Tier 5	[***]	[***]	[***]	[***]
Tier 6	[***]	[***]	[***]	[***]

1.6.4                     FPUs manufactured for the Asian Sales Territory that qualify for this program and in respect of which Publisher pays a reduced royalty rate will not qualify for [***] nor will the Software Titles be permitted [***] while participating in this program.  Such units will be included in the [***].  With respect to any single Software Title, all FPUs manufactured in excess of [***]will be charged the applicable Royalty Tier based on [***].

1.6.5                     Publisher shall submit to Microsoft, at least [***] days prior to the manufacture of FPUs of the Software Title for the Asian Sales Territory, a completed “Xbox One Asian Language Localization Tier Selection Form” for [***] in the form attached to this Agreement as Exhibit 9 (as may be updated via the Publisher Guide).  The selection in such form will be effective [***]. If a Software Title that is to be Commercially Released in the Asian Sales Territory does not have [***].

8.                                      Japan Tier Reduction Incentive Program. Beginning January 1, 2017, the following new Section 1.7 (Japan Tier Reduction Incentive Program) shall be added to Exhibit 1 of the Xbox One PLA:

1.7                               Japan Tier Reduction Incentive Program.  As of January 1, 2017, and continuing for the duration of the Term (unless otherwise terminated earlier by written notice to Publisher), for Software Titles that are Commercially Released in the Japan Sales Territory and that meet the requirements set forth in Section 1.7.1 of this Exhibit 1, [***].

1.7.1                     Program Qualifications for Japan Tier Reduction Incentive Program:

(i)                                    [***];

(ii)                                [***]

(iii)                            [***].

1.7.2                     FPUs manufactured for the Japan Sales Territory that qualify for this program and in respect of which Publisher pays a reduced royalty rate [***], nor will the Software Titles be permitted to [***] while participating in this program.  Such units will be included in the [***].  With respect to any single Software Title, all FPUs manufactured in excess of [***]will be charged the applicable Royalty Tier based on [***].

1.7.3                     Publisher shall submit to Microsoft a completed “Xbox One Royalty Tier Selection Form” for the Japan Sales Territory in the form attached to this Agreement as Exhibit 2 (as the same may be updated in the Publisher Guide), at least [***]days prior to the manufacture of FPUs of the Software Title for the Japan Sales Territory (which, if required by the Publisher Guide, shall be done by electronic submission). The Tier selection in such form will be effective only once approved by Microsoft.  Microsoft will approve such form, or notify (email sufficient) Publisher of its rejection of such form (and the reasons therefor). If a Software Title that is to be Commercially Released in the Japan Sales Territory is not approved to qualify for the program (e.g., due to Publisher not submitting a completed “Xbox One Royalty Tier Selection Form” in accordance with the Publisher Guide), the royalty rate for such Software Title will [***].

9.                                      Offsets. Section 4.5 (Offsets) of Exhibit 1 of the Xbox One PLA shall be deleted in its entirety and replaced with the following:

4.5                                Offsets. Microsoft reserves the right to adjust Publisher’s Royalty Fee payment amount to reflect offsets for [***] Microsoft may elect to accept returns from End Users in accordance with the terms of sale provided via the Microsoft Services Agreement. Unless Publisher has provided its prior written approval, however, or the parties otherwise agree to a higher cap amount, the total returns that can be netted out of the Royalty Fee calculation [***]. For any returns accepted by Microsoft, Microsoft will revoke the digital content license associated with the applicable End User’s Xbox Live account. Note that any revocation of digital content license in accordance with Section 6.2.4 of the main body of this Agreement is excluded from [***]. Upon written notice to Publisher (email shall suffice), Microsoft shall have the right to offset amounts due to Publisher under this Section 4 of this Exhibit 1 in the event [***].

10.                               Xbox Play Anywhere. The following shall be added to Exhibit 1 of the Xbox One PLA as a new Section 8:

8.                                       Xbox Play Anywhere.  If a Software Title supports Xbox Play Anywhere (“XPA”), which means that the Software Title is playable on both Xbox One and Windows 10 (as further described in the Publisher Guide), then Publisher acknowledges that for XPA Software Title(s) purchased via the Xbox Games Store, the Royalty Fee set forth in Section 4 of Exhibit 1 shall be the [***].

11.                               Exhibits.  Exhibits 2, 6 and 9 of the Xbox One PLA are hereby amended and restated in their entirety as attached hereto.

12.                               Except and to the extent expressly modified by this Amendment, the Xbox One PLA shall remain in full force and effect and is hereby ratified and confirmed.  In the event of any conflict between this Amendment and the Xbox One PLA the terms of this Amendment shall control.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the Amendment Effective Date.

Microsoft Corporation		Take-Two Interactive Software, Inc.

Signature:	/s/ Annie Neudorfer	Signature:	/s/ Dan Emerson

Name: Annie Neudorfer		Name: Dan Emerson

Title: Xbox Program Manager		Title: EVP & GC

Date: 12/16/2017		Date: 12/16/2017

EXHIBIT 2 — XBOX ONE ROYALTY TIER SELECTION FORM

PLEASE COMPLETE, SIGN THE FORM AND SUBMIT VIA EMAIL TO:  3PPOPS@MICROSOFT.COM WITH A CC (COPYING) TO YOUR ACCOUNT MANAGER.

A.            This form must be submitted [***] prior to the first manufacturing order being placed for the Software Title(s) for each respective Sales Territory.  If this form is not submitted on time, exceeds incentive limits or is rejected by Microsoft, the Royalty Rate will [***].

B.            [***]

C.            [***] used (e.g. sub-publishing, compilations, etc.)  For more information, please contact your Account Manager.

1.              Publisher Name:

2.              Xbox One Software Title Name:

3.              Date of First Commercial Release (mm/dd/yy):

4.              Authorized Replicators to be used:

If more than one, please list all (name, location):
Expected Mfg Date:	Volume Forecast:

5.              Retail Edition(s): Choose an item. (Reference Edition Type when placing Authorized Replicator(s) orders)

Edition Contents:

6.              Sales Territory:   Choose an item.

7. Select Xbox One Royalty Tier: Choose an item.	WSP:	SRP (Japan only):

To determine the correct Royalty Tier and WSP or SRP (Japan only), please refer to Exhibit 1, Section 1 of the Agreement and the Publisher Guide.

Japan Tier Reduction Incentive Program only –  ☐Yes, this Software Title qualifies for the program.

8.              For non-standard editions only –  Is the Royalty Rate for this EDITION the same as the Base Game product (Standard Edition)?  ☐Yes or ☐No   [***].

9.              For non-standard editions and compilations only, please provide Software Title names and Binary IDs in the sections below.

Title	Software Title Name	Binary ID
Title 1
Title 2
Title 3
Title 4

The undersigned represents this has been approved by their Account Manager and they have authority to submit this form on behalf of the above Publisher, the information contained herein is true and [***].

To avoid manufacturing delays at your Authorized Replicator, your disc manufacturing order, intended for the Japan Tier Reduction Incentive Program must indicate:

Xbox one Japan Tier Reduction Incentive Program

By (sign)

Name, Title (Print)

E-Mail Address (for confirmation of receipt)

Date (Print mm/dd/yy)

EXHIBIT 6 — XBOX LIVE INCENTIVE PROGRAM

1.              Xbox Live Incentive Program

In order to encourage Publisher to support Xbox Live functionality and drive increased usage of Xbox Live, Publisher may qualify for certain [***] incentive payments based on the amount of Xbox Live Share generated by Publisher’s Multiplayer Software Titles.

[***].

2.                    Definitions

2.1                   “Accounting Period” means each Microsoft [***] within the Program Term, provided that if the Program Term ends within such a [***], then the applicable payment calculation set forth below shall be made for a partial Accounting Period.

2.2                   “Day” means a period of twenty-four hours, commencing at midnight and continuing until midnight the following day using Coordinated Universal Time (UTC).

2.3                   “Guest(s)” means an individual who accesses Xbox Live and is not a Multiplayer Subscriber or a Subscriber.

2.4                   “Multiplayer Game Session” means an instance of synchronous game play in which [***] End Users participate across unique [***].

2.5                   “Multiplayer Software Title(s)” means a Software Title for Xbox One, Xbox 360, [***] that supports synchronous multiplayer game play over Xbox Live and initiates a Multiplayer Game Session with participation [***] across unique Xbox 360, Xbox One, [***].

2.6                   “Multiplayer Subscriber(s)” means the average number of [***] Subscribers during an Accounting Period, each of which must have: (i) created a “gamertag” for use on Xbox Live; (ii) paid a fee to establish, migrate or renew an active, fee-based subscription account to Xbox Live, which is currently branded as “Xbox Live Gold” (excluding any Subscribers in a “free-trial” period); and (iii) an Xbox Live account that is not delinquent (as determined by Microsoft’s standard practices). If a bundled multiplayer subscription includes multiple paid Xbox Live accounts and gamertags, the number of Multiplayer Subscribers attributable to such multiplayer subscription will be [***]. For avoidance of doubt, Subscribers, trial users, and Guests will not be counted as Multiplayer Subscribers.

2.7                   “Subscriber(s)” means an individual who establishes an [***].

2.8                   “Unique Users” means the number of unique Subscribers and Guests per Xbox One, Xbox 360, [***] who have played a Multiplayer Game Session in a Multiplayer Software Title on Xbox Live during a given [***]. Each Subscriber or Guest will count as [***] for a Multiplayer Software Title per [***].

2.9                   “Windows Store UWP(s)” means [***].

2.10            “ XPA Multiplier” means [***].

3.                          Xbox Live Share.         Publisher’s “Xbox Live Share” will be determined using the following calculation:

[***]

“Daily Unique User Share” means the sum of Unique Users who participated in at least [***] Multiplayer Game Session [***] for all of Publisher’s Multiplayer Software Titles aggregated over the Accounting Period divided by the total number of Unique Users who participated in at least [***] Multiplayer Game Session [***] for all Multiplayer Software Titles aggregated over the Accounting Period.

“Monthly Unique User Share” means the sum of Unique Users who participated in at [***] Multiplayer Game Session [***] for all of Publisher’s Multiplayer Software Titles aggregated over the Accounting Period divided by the sum of Unique Users who participated in at least [***] Multiplayer Game Session [***] for all Multiplayer Software Titles aggregated over the Accounting Period.

4.                                      Incentive Payment.  The incentive payments shall be determined pursuant to Table 1 below and paid each Accounting Period:

[***]

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***])

[***]

[***]

[***]

[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]

[***]

[***]

[***]:

[***]

[***]

5.                    Payments. In the event Publisher qualifies for an incentive payment under the Xbox Live Incentive Program during an Accounting Period, Microsoft will provide payment for any amount due to Publisher [***].

6.                    Other Xbox Live Incentive Program Requirements

6.1                   Multiplayer Software Title simship, feature and content parity. Any Multiplayer Software Title that does not meet the following simship, feature and content parity requirements will [***]:

6.1.1                           [***];

6.1.2                           [***]and

6.1.3                           [***].

6.1.4                           [***].

6.2                   Minimum Xbox Live Unique User Threshold.  To qualify for the Xbox Live Incentive Program, Publisher’s minimum Unique User total for the applicable Accounting Period must be at least [***] (calculated using an aggregation of all [***] Unique Users [***] during the Accounting Period).

6.3                               Xbox One Unique Users Requirement. Only Xbox One Unique Users that participate in a Multiplayer Game Session, [***].

6.4                               [***].

6.5                               Xbox 360 Unique Users Requirement. [***].

6.6                               [***].

7.                                      Program Term, Termination, and Changes. This Xbox Live Incentive Program will commence [***], and will be available until [***], unless earlier terminated by Microsoft upon written notice to Publisher (“Program Term”).  Microsoft may change or discontinue the Xbox Live Incentive Program by providing Publisher with [***] advance written notice.

EXHIBIT 9 — XBOX ONE ASIAN LANGUAGE LOCALIZATION TIER SELECTION FORM

Please complete and sign the form, and submit via email to 3PPOPS@microsoft.com with CC to your Account Manager or submit electronically.  If information on electronic submission is needed, contact your Account Manager.

A.                                    This form must be submitted at least [***] Days prior to the [***].  If this form is not submitted on time or is rejected by Microsoft, [***].

B.                                    Initial order must meet [***].

C.                                    If a Base Game edition and a non-standard edition (such as GOTY, Special, Limited, Collectors’ Editions or Compilations) will both be commercially available, [***].

1. Publisher Name: 2. Xbox One Software Title Name:	3. Date of First Commercial Release (mm/dd/yy): 4. Final Certification Date(mm/dd/yy):

Select Royalty Tier:

[***]	[***]

[***]

The undersigned represents that he/she has authority to submit this form on behalf of the above Publisher, and that the information contained herein is true and accurate.

To avoid manufacturing delays at your Authorized Replicator, your disc manufacturing order must include: • Asian Sales Territory • Asian Language Localization Program (ALLP)
By (sign)

Name, Title (Print)

E-Mail Address (for confirmation of receipt)

Date (Print mm/dd/yy)